                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant [ x ]     Filed by Party other than the Registrant [   ]

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ x ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Under Rule 14a-12


                       INTERACTIVE SYSTEMS WORLDWIDE INC.
         ---------------------------------------------------------------
                (Name of Registrant as specified in its charter)


                  Payment of Filing Fee (Check the appropriate box):

                             [ x ] No fee required.
[   ] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applied:

     --------------------------------------------

2.   Aggregate number of securities to which transaction applies:

     --------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                  ------------------------------

4.   Proposed maximum aggregate value of transaction:
                                                      --------------------------

5.   Total fee paid:
                     -----------------------------------------------------------

     [  ]   Fee paid previously with preliminary materials.

     [  ]   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

6.   Amount previously paid:
                             ---------------------------------------------------

7.   Form, Schedule or Registration Statement No.:
                                                   -----------------------------

8.   Filing Party:
                   -------------------------------------------------------------

9.   Date Filed:
                 ---------------------------------------------------------------

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                                 2 Andrews Drive

                         West Paterson, New Jersey 07424

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held on March 15, 2004

                           ---------------------------

         TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN to the stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Radisson Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, NJ 07004, at 10:00 a.m., local time, on March 15, 2004 for the following purposes:

         1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

         2. To approve the possible issuance of shares of the Company's Common Stock in connection with the Company's private placement on November 24, 2003 to certain institutional investors of shares of Common Stock, 7.5% Convertible Debentures and Common Stock Purchase Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement.

         3. To ratify the selection of Eisner LLP as the Company's independent public accountants for the fiscal year ending September 30, 2004; and

         4. To transact such other and further business as may properly come before the Meeting or any adjournments thereof.

         Only stockholders of record of the Company at the close of business on February 9, 2004 are entitled to notice of and to vote at the Meeting or any adjournments thereof. The stock transfer books will not be closed.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 accompanies this notice.


                                         By Order of the Board of Directors,



                                         Barry Mindes
                                         Chairman of the Board of Directors

West Paterson, New Jersey
February 12, 2004

                                RETURN OF PROXIES

         WE HOPE YOU PLAN TO ATTEND THE MEETING IN PERSON, BUT IN ANY EVENT YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY THE STOCKHOLDER AT ANY TIME PRIOR TO THE VOTING OF THE PROXY.

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                                 PROXY STATEMENT

                                     GENERAL

         The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, New Jersey 07004, on March 15, 2004 at 10:00 a.m., local time, or at any adjournments thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of Proxy are being mailed on or about February 12, 2004, to all stockholders of record of the Company on February 9, 2004. Any Proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the Proxy by delivering a written notice to the Secretary of the Company, by executing and delivering a later dated Proxy or by attending the Meeting and voting in person.

         The management of the Company knows of no business other than that specified in Items 1, 2 and 3 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             SOLICITATION OF PROXIES

         The persons named as proxies are Barry Mindes, Chairman of the Board, Chief Executive Officer and Secretary of the Company, and Bernard Albanese, Director and President of the Company. Shares of the Company's common stock, par value $.001 per share ("Common Stock") and shares of the Company's Series A Preferred Stock, par value $.001 per share ("Series A Preferred Stock"), represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder. In the absence of specification, the Common Stock and Series A Preferred Stock will be voted (i) FOR the election of each of the five persons nominated by the Board to serve as directors, (ii) FOR the approval of the possible issuance of shares of Company Common Stock in connection with its private placement on November 24, 2003 to certain institutional investors (the "Investors") of Common Stock, 7.5% Convertible Debentures and Common Stock Purchase Warrants (the "Financing") in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the Financing, (iii) FOR the ratification of the selection of Eisner LLP as the Company's independent public accountants for the fiscal year ending September 30, 2004 and (iv) in the discretion of the proxies, on any other business which may properly come before the Meeting.

         The cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to solicitation of proxies by use of the mails, officers and employees of the Company, without extra remuneration, may solicit proxies personally, by telephone or other means of communication. The Company may also request brokerage houses, banking institutions and other custodians, nominees and fiduciaries, with respect to Common Stock or Series A Preferred Stock held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and may reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

         Only stockholders of record at the close of business on February 9, 2004 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournments thereof. On the Record Date, the issued and outstanding securities of the Company entitled to vote at the Meeting consisted of 9,333,161 shares of Common Stock and 60,000 shares of Series A Preferred Stock. There was no other class of voting securities outstanding on the Record Date. Each outstanding share of Common Stock and each outstanding share of Series A Preferred Stock, voting together as a class, is entitled to one vote which may be cast in person or by proxy duly authorized in writing. No shares have cumulative voting rights.

         The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, counted together as a class, entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

         The vote required for the proposals is as follows:

         o Directors are elected by a plurality of the voting power of the issued and outstanding Common Stock and Series A Preferred Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on the election of directors.

         o To act on all other proposals before or to come before the Meeting, including the possible issuance of more than 20% of the Company's Common Stock to the Investors in connection with the Financing as described in Proposal No. 2 and the ratification of the selection of Eisner LLP as the Company's independent public accountant as described in Proposal No. 3, the affirmative vote of the majority of the voting power of the issued and outstanding Common Stock and Series A Preferred Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on such proposal will be required. Because the affirmative vote will be required for these proposals, abstentions and broker "non-votes" with respect to such proposals will have the same effect as a vote against the proposals. In accordance with Nasdaq Marketplace Rule 4350(i), because of the Investor's interest in the subject matter, the shares of Common Stock issued to the Investors in connection with the Financing as described in Proposal No. 2 will not be counted for purposes of determining whether approval such Proposal No. 2 has been obtained.

                               SECURITY OWNERSHIP

         The following table sets forth, as of February 9, 2004, certain information regarding the beneficial ownership of the Company's outstanding Common Stock by (i) each person known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each current director and executive officer of the Company, (iii) each nominee for election as a director and (iv) all directors and executive officers as a group. As of February 9, 2004, there were outstanding 9,333,161 shares of the Company's Common Stock and 60,000 shares of the Company's Series A Preferred Stock. No current director, executive officer, or nominee for election as a director or person known by the Company to beneficially own more than five percent of the outstanding Common Stock owns any shares of Series A Preferred Stock. All shares of Series A Preferred Stock that are outstanding as of February 9, 2004 are owned by MultiSport Games Development Inc., a Delaware corporation.

                                                                    Amount and Nature of
Name and Address of Beneficial Owner (1)                          Beneficial Ownership (2)       Percent of Class (3)
----------------------------------------                          ------------------------       --------------------
Barry Mindes (4)                                                          3,023,952                       32.4

Omicron Master Trust (5)                                                    527,387                        5.7

Midsummer Investment, Ltd. (6)                                              527,387                        5.7

Mindes Family Limited Partnership                                         1,511,523                       16.2

Bernard Albanese (7) (8)                                                    517,419                        5.3

The Marie Albanese Trust, Marie Albanese
 and Christine Albanese, trustees (8)                                       302,304                        3.2

Bruce Feldman                                                                40,000                        0.4

Fredric Kupersmith (9)                                                       98,696                        1.0

Janet Mandelker (10)                                                         94,661                        1.0

Harold Rapaport (11)                                                         96,368                        1.0

Andrew Harbison (12)                                                        219,990                        2.3

James McDade (13)                                                            15,000                        0.2

Jack Silver (14)                                                            695,000                        7.4

All directors and executive officers as a group                           4,066,086                       43.3
(7 persons) (15)

-----------------------
(1) The address of each beneficial owner identified is c/o Interactive Systems Worldwide Inc., 2 Andrews Drive, West Paterson, NJ 07424, except as indicated in Notes 5, 6 and 14.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of options, warrants or convertible securities.
(3) Each beneficial owner's percentage ownership is determined by assuming that (i) options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date hereof, have been exercised or converted and are outstanding and (ii) 9,333,161 shares of Common Stock are outstanding, before any consideration is given to options, warrants or convertible securities.
(4) Includes 1,511,523 shares held by Mindes Family Limited Partnership, the general partner of which is an entity wholly-owned by Mr. Mindes. Mr. Mindes disclaims beneficial ownership of the shares owned by Mindes Family Limited Partnership to the extent such shares of Common Stock exceed his proportionate interest therein. Does not include shares of Common Stock beneficially owned by Mr. Mindes' daughter, Janet Mandelker, as to which Mr. Mindes disclaims beneficial ownership.
(5) Omicron Capital, L.P., a Delaware limited partnership ("Omicron Capital"), serves as investment manager to Omicron Master Trust, a trust formed under the laws of Bermuda ("Omicron"). Omicron Capital, Inc., a Delaware corporation ("OCI"), serves as general partners of Omicron Capital, and Winchester Global Trust Company Limited ("Winchester") serves as the trustee of Omicron. By reason of such relationships, Omicron Capital and OCI may be deemed to share dispositive power over the shares of Common Stock owned by Omicron, and Winchester may be deemed to share voting and dispositive power over the shares of Common Stock owned by Omicron. Omicron Capital, OCI and Winchester disclaim beneficial ownership of such shares of Common Stock. Omicron Capital has delegated authority from the board of directors of Winchester regarding the portfolio management decisions with respect to the shares of Common Stock owned by Omicron and, as of April 21, 2003. Mr. Olivier H. Morali and Mr. Bruce T. Bernstein, officers of OCI, have delegated authority form the board of directors of OCI regarding the portfolio management decisions of Omicron Capital with respect to the share of Common Stock owned by Omicron. By reason of such delegated authority, Messrs. Morali and Bernstein may be deemed to share dispositive power over the shares of Common Stock owned by Omicron. Messrs. Morali and Bernstein disclaim beneficial ownership of the shares of Common Stock owned by Omicron and neither of such persons has any legal right to maintain such delegated authority. No other person has sole or shared voting or dispositive power with the respect to the shares of Common Stock owned by Omicron, as those terms are used for purposes under Regulation 13D-G of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Omicron and Winchester are not "affiliates" of one another, as that term is used for purposes of the Exchange Act, or any other person named in this prospectus as a selling stockholder. No person or "group" (as that term is used under Section 13(d) of the Exchange Act) controls Omicron and Winchester. The information contained in this footnote other than the share information contained in the following sentence is based on information provided to us by Omicron. Includes 240,175 shares underlying convertible debentures and 118,990 shares underlying warrants held by Omicron Master Trust which are exercisable within 60 days of the date hereof. The convertible debentures and warrants restrict the percentage of the outstanding shares of the Company's common stock that Omicron may beneficially own to 4.99%, unless Omicron waives that restriction upon 61 days prior notice. The address for Omicron is 810 Seventh Avenue, New York NY 10019.
(6) Includes 240,175 shares underlying convertible debentures and 118,990 shares underlying warrants held by Midsummer Investment, Ltd. ("Midsummer") which are exercisable within 60 days of the date hereof. The convertible debentures and warrants restrict the percentage of the outstanding shares of the Company's common stock that Midsummer may beneficially own to 4.99%, unless Midsummer waives that restriction upon 61 days prior notice. The address for Midsummer is 485 Madison Avenue, New York NY 10022.
(7) Includes 366,267 shares underlying options held by Mr. Albanese which are exercisable within 60 days of the date hereof.
(8) Marie Albanese and Christine Albanese are the wife and daughter, respectively, of Mr. Albanese. Mr. Albanese disclaims beneficial interest in the shares of Common Stock held in such Trust.
(9) Includes 79,500 shares underlying options held by Mr. Kupersmith which are exercisable within 60 days of the date hereof.
(10) Represents 94,661 shares underlying options held by Ms. Mandelker which are exercisable within 60 days of the date hereof. Does not include any shares held by Mindes Family Limited Partnership. Ms. Mandelker disclaims beneficial interest in shares held by Mindes Family Limited Partnership to the extent such shares exceed her proportionate interest therein.
(11) Includes 88,604 shares underlying options held by Mr. Rapaport which are exercisable within 60 days of the date hereof.

(12) Includes 183,714 shares underlying options held by Mr. Harbison which are exercisable within 60 days of the date hereof.
(13) Represents 15,000 shares underlying options held by Mr. McDade which are exercisable within 60 days of the date hereof.
(14) These shares are held of record by members of Jack Silver's immediate family or trusts for their benefit, a profit sharing plan and a pension plan. Jack Silver has shared voting and investment control over all of these shares. The address for Jack Silver is 660 Madison Avenue, New York, New York 10021. Includes 100,000 shares underlying warrants held by Mr. Silver which are exercisable within 60 days of the date hereof.
(15) Includes (i) 1,511,523 shares held by Mindes Family Limited Partnership (see Note 4 above) and (ii) an aggregate of 827,746 shares underlying options held by all directors and executive officers as a group which are exercisable within 60 days of the date hereof. Does not include 302,304 shares held by The Marie Albanese Trust (see Note 8 above).

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominations and Election of Directors

         The Board has nominated Barry Mindes, Bernard Albanese, Bruce Feldman, Fredric Kupersmith and Harold Rapaport (all of whom, except Mr. Feldman, are members of the present Board of the Company and all of whom, except Mr. Feldman, have been elected for a term ending at the Meeting) to serve as directors of the Company until the Company's 2005 annual meeting of stockholders and until their respective successors have been elected and qualified. Mr. Feldman has been nominated to replace Janet Mandelker to serve as a member of the Board of Directors.

         Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such persons as the Board may recommend. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Information Covering Nominees

         The following table sets forth the names of the nominees and certain information with regard to each nominee.

         Name                          Age     Position with the Company
         ----                          ---     -------------------------
         Barry Mindes                   72     Chairman of the Board, Chief
                                                 Executive Officer and Secretary
         Bernard Albanese               56     President and Director
         Bruce Feldman (1)              55     Director
         Fredric Kupersmith (1)(2)      70     Director
         Harold Rapaport (1)(2)         81     Director

-----------------------
(1)  Member or proposed member of the Audit Committee
(2)  Member or proposed member of the Stock Option Committee

         Barry Mindes is the founder of the Company and has served as Chairman of the Board of the Company since inception. Since February 26, 2002, he has also served as Chief Executive Officer and since December 1998, he has also served as Secretary of the Company. From inception through August 1996, he also served as Chief Executive Officer, President and Secretary of the Company, and from inception to July 1995, he also served as Treasurer of the Company. Mr. Mindes founded Systems Enterprises Inc., a predecessor to the Company, in December 1992, and from its inception until its merger with the Company in May 1995, served as its only officer, director and stockholder.

         Bernard Albanese has served as President of the Company since September 1996, as Treasurer between July 1995 and March 2002, as Vice President-Systems from July 1995 until August 1996, and as a director since October 1996. From 1993 to 1995, Mr. Albanese was Vice President--Operations of Advanced Data Systems Inc., a provider of medical-related computer systems, in which position he was responsible for all installation, training and telephone support for an installed base of over 1,000 customers.

         Bruce Feldman is a Board nominee. Mr. Feldman is a senior partner of Feldman Sablosky Massoni & Co., a public accounting firm where he has served since 1989. Mr. Feldman has extensive experience assisting companies with their S.E.C. filings, has worked with several companies in their initial public offerings and has over thirty years experience in the practice of public accounting. Mr. Feldman is a member of the American Institute of Certified Public Accountants and the New Jersey Sociey of Public Accountants.

         Fredric Kupersmith has served as a director of the Company since October 1996. Since 1977, Mr. Kupersmith has been President of Polsim Consultants Inc., a private company that provides consulting services in communications, computer and television systems. From 1971 to 1992, Mr. Kupersmith held various executive positions at New York City Off-Track Betting Corporation, including Vice President of Computers and Communications Systems.

         Harold Rapaport has served as a director of the Company since July 1995. Mr. Rapaport is an electronics, communications and computer executive with over 40 years experience in management, technology and marketing. He is President of Rapaport Associates, management consultants to high technology businesses. From 1982 until 1995, he was Chairman of Control Transaction Corporation, a manufacturer of computer-based point of sale systems. Mr. Rapaport served as Chairman of the Board of RE Harrington Inc. from 1987 to 1996, when it was acquired by Health Plan Services Inc.

         All directors hold their office until the next annual meeting of stockholders of the Company and until their respective successors are elected and qualified. There are no family relationships between any of the directors or executive officers of the Company.

Information Concerning the Board of Directors and Committees

         The business and affairs of the Company are managed by the Board, which met four times and acted by unanimous written consent numerous times during the fiscal year ended September 30, 2003. During such fiscal year, all current directors attended at least 75% of the meetings of the Board and each of the Committees on which they served. The Board maintains two standing committees: the Audit Committee and the Stock Option Committee.

         The Stock Option Committee, consisting of Janet Mandelker and Harold Rapaport, has authority to administer the Company's 1995 and 1996 Stock Option Plans, and in this capacity determines the persons to whom options should be granted under such Plans and the number of options to be granted to such persons. The Stock Option Committee did not meet during the fiscal year ended September 30, 2003 but acted by unanimous written consent several times during the fiscal year ended September 30, 2003. It is contemplated that Mr. Kupersmith will replace Ms. Mandelker on the Stock Option Committee.

         The Company does not have a nominating or a compensation committee. The Board does not believe that it is or will be appropriate for the Company to have a standing nominating committee since, if all of the nominees included in this proxy statement are elected to serve as directors, there will be a majority of independent directors serving on the Board and such directors will serve in the capacity of a nominating committee when necessary. All directors of the Company will participate in the consideration of director nominees.

         The Board generally identifies nominees based upon suggestions by outside directors, management members and/or shareholders, and has evaluated those persons on its own. The criteria for selection of the Company's board members include: integrity; high level of education and/or business experience; broad-based business acumen; understanding of the Company's business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among board members. The Board has used these criteria to evaluate potential nominees. The Board does not evaluate proposed nominees differently depending upon who has made the proposal. The Company has not to date paid any third party fee to assist in this process.

         During 2003, Janet Mandelker expressed her intention not seek to seek re-election for an additional term due to personal time constraints. The Board then sought to identify a nominee who in addition to the selection criteria described above, increased its independence and strengthened its experience in financial matters. Specifically, the Board sought an individual with an understanding of generally accepted accounting standards and one who had experience either in the preparation or auditing of financial statements of a comparable public company and who possessed experience with internal accounting controls and an understanding of audit committee functions. Barry Mindes, the Chairman of the Board, recommended Bruce Feldman to the Board. Mr. Feldman met all of the sought qualifications and had an understanding of the Company's business. Mr. Feldman previously had provided non-audit services for the Company prior to its initial public offering in 1996 and, until 2002, provided tax compliance services for the Company. If elected, Mr. Feldman will be considered "independent" as defined by the rules of the National Association of Securities Dealers listing standards. Late in 2003, the Board evaluated and subsequently approved the proposal of Mr. Feldman as a Board nominee.

         The Board will consider proposed nominees whose names are submitted to it by shareholders; however, it does not have a formal process for that consideration. The Board has not to date adopted a formal process because it believes that the informal consideration process has been adequate given the historically small number of those proposals. If a shareholder wishes to suggest a proposed name for Board consideration, the name of that nominee and related personal information should be forwarded to the Chairman of the Board, at least six months before the next annual meeting to assure time for meaningful consideration by the Board.

         Although the Company has not to date developed formal processes by which shareholders may communicate directly to directors, it believes that the informal process, in which any communication sent to the Board in care of the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and its shareholders' needs. There is no screening process, and all shareholder communications which are received by officers for the Board's attention are forwarded to the Board. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed, any communications to the Board should be sent to it in care of the Chairman of the Board.

Report of the Audit Committee*

         The Audit Committee, consisting of Fredric Kupersmith and Harold Rapaport, operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for monitoring and overseeing the Company's internal controls and financial reporting processes as well as the independent audit of the Company's financial statements by the Company's independent public accountants. The Audit Committee has authority to recommend annually to the Board the engagement of the Company's independent public accountants and to review the independence of the accounting firm, the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. A majority of the members of the Audit Committee are independent as defined by the rules of the National Association of Securities Dealers. The Audit Committee met five times during the fiscal year ended September 30, 2003. The Audit Committee (a) reviewed and discussed the audited financial statements with management of the Company (b) discussed the matters required to be discussed by SAS 61, (c) received the written disclosures and a letter from Eisner LLP, the Company's current independent public accountant, required by Independence Standards Board Standard No. 1 and has discussed with Eisner LLP its independence and (d) based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission.

                                               Respectfully submitted,


                                               Fredric Kupersmith
                                               Harold Rapaport

         If elected to serve as a director, it is intended that Mr. Feldman will be added as a member of the Audit Committee.


                      EXECUTIVE OFFICERS AND KEY PERSONNEL

         Set forth below is certain information, as of January 14, 2004, regarding the executive officers and key personnel of the Company.

         Name                   Age        Positions with the Company
         ----                   ---        --------------------------

         Barry Mindes           72         Chief Executive Officer, Chairman of
                                             the Board and Secretary

         Bernard Albanese       56         President and Director

         James McDade           37         Vice President - Chief Financial
                                             Officer

         Andrew Harbison        45         Vice President-Software Development


         Information relating to Mr. Mindes and Mr. Albanese is set forth under "Information Covering Nominees."

------------------------
* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

         Andrew Harbison has served as Vice President-Software Development of the Company since October 1996. From June 1995 to October 1996, Mr. Harbison served as Manager of Software Development of the Company. From 1993 to 1995, Mr. Harbison served as Vice President of Programming of Infomed Holdings, Inc., in which position he was in charge of the programming and data conversion department consisting of 25 individuals involved in developing computer systems for medical billing, clinical records and managed care systems.

         James McDade has served as Vice President - Chief Financial Officer since July 19, 2002. From November 2001 to June 2002, Mr. McDade was a financial consultant. From April 2000 to October 2001, Mr. McDade served as Chief Financial Officer of Uvine Ltd., a U.K.-based company, where he was also a Director from September 2000 to October 2001. From 1999 to 2000 he served as Assistant Director with PricewaterhouseCoopers in London, England. From 1988 to 2000, Mr. McDade held several positions with PricewaterhouseCoopers in both the U.S. and U.K., primarily as a reorganization and corporate finance consultant.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended September 30, 2003, 2002 and 2001 to Barry Mindes, the Company's Chairman of the Board and Chief Executive Officer, and to each of the most highly compensated executive officers and key personnel, whose annual base salary and bonus compensation exceeded $100,000.

                           Summary Compensation Table

                                                            Annual
                                                       Compensation (1)                     Long Term Compensation
                                              ----------------------------------  ---------------------------------------
                                                                                          Awards              Payouts
                                                                                  ----------------------  ---------------
                                                                                        Securities           All Other
  Name and Principal Positions       Year         Salary               Bonus        Underlying Options     Compensation
--------------------------------  ----------  ----------------  ----------------  ----------------------  ---------------
                                                    ($)                 ($)                 (#)                 ($)

Barry Mindes                         2003         350,000               -0-                 -0-                 -0-
Chief Executive Officer and          2002         326,923               -0-                 -0-                 -0-
Chairman of the Board                2001         273,077               -0-                 -0-                 -0-

Bernard Albanese (2)                 2003         300,000               -0-                 -0-                 -0-
President and Director               2002         276,923               -0-               15,000                -0-
                                     2001         223,068               -0-                 -0-                 -0-

Andrew Harbison (3)                  2003         158,923               -0-                 -0-                 -0-
Vice President-Software              2002         152,000             18,000               6,000                -0-
Development                          2001         134,615               -0-                 -0-                 -0-

James McDade (4)                     2003         120,000               -0-                 -0-                 -0-
Vice President-Chief Financial       2002          30,000               -0-               60,000                -0-
Officer                              2001           -0-                 -0-                 -0-                 -0-

--------------------
(1) Excludes personal benefits which did not exceed the lesser of $50,000 or 10%, on annual basis, of such person's salary and bonus. No person listed in the Table received benefits or other annual compensation during the years shown that exceeded the lesser of $50,000 or 10% of such person's salary and bonus. (See "Employment Agreements" for a description of the employment agreements between the Company and each of Messrs. Mindes and Albanese, including the benefits payable thereunder.)
(2) On July 31, 2002, Mr. Albanese was granted options to purchase 15,000 shares of the Company's Common Stock at an exercise price of $1.87 per share.
(3) On July 31, 2002, Mr. Harbison was granted options to purchase 6,000 shares of the Company's Common Stock at an exercise price of $1.87 per share.
(4) On July 22, 2002, Mr. McDade was granted options to purchase 60,000 shares of the Company's Common Stock at an exercise price of $1.59 per share.

Stock Option Tables

                        Option Grants in Last Fiscal Year

         The following table sets forth for the fiscal year ended September 30, 2003, the options to purchase Common Stock granted to the executives named below.

                                                          Individual Grants
                                                        ---------------------
                                                          Percent of Total
                                 Number of Securities    Options Granted to
                                      Underlying         Employees in Fiscal      Exercise Price
Name                               Options Granted            Year (1)              ($/Sh) (2)           Expiration Date
------------------------------  ----------------------  ---------------------  ----------------------  --------------------
Barry Mindes
Chief Executive Officer
and Chairman of the Board                -0-                     -0-                    -0-                     N/A

Bernard Albanese
President and Director                   -0-                     -0-                    -0-                     N/A

Andrew Harbison
Vice President-Software
Development                              -0-                     -0-                    -0-                     N/A

James McDade
Vice President - Chief
Financial Officer                        -0-                     -0-                    -0-                     N/A

(1) During the fiscal year ended September 30, 2003, the Company granted a total of 6,000 options to employees under the 1996 Stock Option Plan and no options were granted to employees under the 1995 Stock Option Plan. The total number of options granted in the fiscal year ended September 30, 2003 was used in calculating the percentages set forth below.
(2) The exercise price is equal to the fair market value of the Common Stock on the date of the grant of such options.

               Aggregate Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

         The following table sets forth, as of September 30, 2003, information concerning outstanding options to purchase Common Stock held by the executives named below.

                                                           Number of Securities Underlying        Value of Unexercised
                                                                  Unexercised Options           "In-the Money" Options
                                                                at September 30, 2003         at September 30, 2003 ($)(1)
                                                          --------------------------------  -------------------------------
                                Shares
                              Acquired on      Value
                               Exercise     Realized (2)   Exercisable      Unexercisable     Exercisable    Unexercisable
                             -------------  ------------  --------------  ----------------  --------------  ---------------
Barry Mindes
Chief Executive Officer
and Chairman of the Board         -0-           -0-            -0-             -0-                 -0-            -0-

Bernard Albanese
President and Director            -0-           -0-         351,267          15,000           1,108,145         49,688

Andrew Harbison
Vice President-Software
Development                       -0-           -0-         177,714           6,000             558,920         19,875

James McDade
Vice President - Chief
Financial Officer                 -0-           -0-          15,000          45,000              36,150        108,450

-------------------
(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the Common Stock on such date exceeds the exercise price of the option. The last sales price of the securities underlying the options on September 30, 2003, was $4.00 per share.
(2) Value realized is the closing market price of the Common Stock on the date of exercise less the option price, multiplied by the number of shares acquired, or that could be acquired, on exercise.


Employment Agreements

         The Company entered into a new employment agreement with Barry Mindes dated as of December 30, 2003, for the period from January 1, 2004 through December 31, 2005, pursuant to which (i) Mr. Mindes receives a base salary of not less than $350,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) six weeks of vacation each year; (v) the use of a leased automobile including all operating, maintenance and insurance expenses; and (vi) severance equal to one year's base salary and continuation of fringe benefits for one year after the end of the term of the Agreement. The Agreement permits Mr. Mindes to retire at any time during the term, and if he elects to do so he is entitled to receive the same severance benefits described above as well as continued use of the leased automobile until the expiration of the then existing lease. In the event that, during the term (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement), he is entitled to continued payment of his base salary and benefits until the end of the term and the severance benefits referred to above. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company during the term, followed by termination of his employment either
(i) by the Company, other than as a result of death or disability or for cause, or (ii) by him for "good reason" (as defined in the Agreement), he is entitled to continued payment of base salary and benefits until the end of the term, but not for less than one year. In addition, Mr. Mindes is entitled to payment of such severance if, after a change of control, he elects voluntarily to terminate his employment with the Company. In the event of Mr. Mindes' death during the term, his estate or personal representative is entitled to the same severance benefits referred to above, including use of the leased automobile until the end of the term of the lease. In addition, in lieu of participating in the health insurance program provided by the Company, Mr. Mindes may elect to participate in other health insurance (including Medicare), in which case the Company shall pay or reimburse him for (i) any deductible or co-payments required to be paid by him, (ii) any medical or hospitalization costs not reimbursed to him by such other health insurance (and/or Medicare) and (iii) the premiums for his existing life insurance policies in the amount of $200,000, provided that the aggregate payment or reimbursement per annum to which he shall be entitled for all of the foregoing during the term of the Agreement shall not exceed $13,400. Mr. Mindes' current base salary is $350,000 per annum.

         The Company entered into an employment agreement with Bernard Albanese dated as of March 17, 2000, as amended, for the period from March 17, 2000 through June 30, 2005, pursuant to which Mr. Albanese receives (i) a base salary of not less than $200,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) four weeks of vacation each year; and (v) severance equal to one year's base salary and continuation of fringe benefits for one year in the event (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement) or if his employment terminates as a result of his death or disability during the term or after the term but while he continues to be employed by the Company, or (c) upon expiration of the term of the Agreement without the Agreement being renewed or replaced. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company, followed by termination of his employment either (i) by the Company, other than as a result of death or disability or for cause, or (ii) by him for "good reason" (as defined in the Agreement), he is entitled to (a) if termination occurs during the term, continued payment of base salary and benefits until the end of the term but not for less than one year, or (b) if termination occurs after the term, but while he is still employed by the Company, payment of one year's base salary and benefits. Mr. Albanese is also entitled, at the Company's expense, to the use of a leased automobile, including all operating, maintenance and insurance expenses. The Agreement also provides that if his employment terminates for any reason whatsoever, including his death or disability, other than by the Company for cause or by him voluntarily (other than as permitted by the Agreement), all stock options theretofore granted to him which have not become exercisable shall vest and become exercisable and remain exercisable in accordance with the Company's 1995 and 1996 Stock Option Plans and related stock option agreements, as applicable. The Agreement also provides that if Mr. Albanese has been employed by the Company for a total of 10 years, he will have the right, in his discretion, to voluntarily retire from the Company and upon such retirement he is entitled to receive continuation of his base salary and benefits for a period of one year. Mr. Albanese's current base salary is $300,000 per annum.

         Each of Messrs. Mindes and Albanese has entered into agreements restricting competitive activities for 12 months following termination of their employment and prohibiting disclosure of confidential information of the Company.

Director Compensation

         The Company pays each outside director $12,000 per year, payable quarterly. The Company also periodically grants to outside directors options to purchase Common Stock. During the fiscal year ending September 30, 2003, none of the outside directors was granted any options to purchase shares of the Company's Common Stock. Each of such outside directors have been granted options in prior fiscal years, all of which have been described in proxy statements previously furnished to the Company's stockholders (see "Security Ownership").

Equity Compensation Plan Information

         The following table sets forth certain information as of September 30, 2003 regarding the Company's equity compensation plans:

                                                                                                       Number of Securities
                                                                                                      Remaining Available for
                                                                                                       Future Issuance under
            Plan Category                Number of Securities to be     Weighted-average Exercise       Equity Compensation
                                           Issued upon Exercise of         Price of Outstanding          Plans (excluding
                                            Outstanding Options,          Options, Warrants and       securities reflected in
                                           Warrants and Rights (a)              Rights ($)                  column (a))

Equity compensation plans approved by             1,351,919                        1.13                       540,805
security holders

Equity compensation plans not
approved by security holders
                                                     -0-                           N/A                          N/A

Code of Ethics

         The Company has adopted a code of ethics and business conduct that applies to its principal executive officer, principal financial and accounting officer and other employees. The Code of Ethics and Business Conduct is available on the Company's website at www.isw.com.

      PROPOSAL NO. 2 - POSSIBLE ISSUANCE OF SHARES OF COMMON STOCK EQUAL TO
                   MORE THAN 20% OF THE COMPANY'S COMMON STOCK

         Nasdaq Marketplace Rule 4350(i)(1)(D) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance, for less than the greater of book or market value of the stock. If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold.

The Financing

         On November 24, 2003, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement"), with certain institutional investors (the "Investors"), under which the Company issued and sold to the Investors in a private placement (i) $2.6 million of aggregate principal amount of 7.5% Convertible Debentures due April 1, 2006 (the "Debentures"), (ii) 390,390 shares of Common Stock, priced at $3.33 per share, which share price was equal to 80% of the daily volume weighted average price of the Common Stock on the NASDAQ SmallCap Market as reported by Bloomberg Financial L.P. (the "VWAP") during the ten day period prior to November 21, 2003 (the "Closing Price"), and (iii) warrants to purchase 281,249 shares of Common Stock at an exercise price equal to $4.58 per share, which share price was equal to 110% of the Closing Price and which are exercisable until November 24, 2008 (the "Warrants"). The issuance of the Common Stock, Debentures and Warrants to the Investors pursuant to the Purchase Agreement is referred to herein as the "Financing."

         The Debentures are initially convertible into shares of Common Stock at a price of $4.58 per share, which share price was equal to 110% of the Closing Price. The Company may require that the holders of the Debentures convert their outstanding Debentures into Common Stock under specified circumstances. The principal amount of the Debentures is repayable at the rate of $108,333 per month, commencing on May 1, 2004 and may be paid, at the Company's option, in cash or, subject to certain conditions, additional shares of Common Stock, valued at 90% of the VWAP during the 20 day period prior to the applicable payment. Interest on the Debentures is payable quarterly on January 1, April 1, July 1, and October 1 and may be paid, at the Company's option, in cash or, subject to certain conditions, additional shares of Common Stock, valued at 90% of the VWAP during the 20 day period prior to the applicable payment (except for the interest payment due on April 1, 2004, which is valued at 80% the VWAP during the 20-day period prior to the applicable payment). The conversion price of the Debentures and the exercise price of the Warrants are subject to adjustment under certain circumstances.

         The terms of the Debentures and the Warrants and the other terms of the Financing are complex. This summary of the terms is general in nature and is qualified by reference to the actual agreements attached as exhibits to the Company's filings with the SEC. Stockholders desiring a more complete understanding of the Debentures and Warrants are urged to refer to such exhibits.

Possible Issuance of More than 20%

         Immediately prior to issuing the Common Stock, Debentures and Warrants to the Investors in the Financing there were 8,935,545 shares of Common Stock outstanding, of which approximately 1,787,109 shares represented 20% of the number of shares of Common Stock then outstanding.

         The total number of shares of Common Stock that may be issued by the Company in connection with the Financing is dependent upon, among other things, whether the Debentures are converted or the Warrants are exercised, whether the principal and/or interest on the Debentures is paid in cash or Common Stock and the market price of the Common Stock used in calculating any such payments, and whether or not the antidilution adjustment provisions of the Debentures and/or Warrants come into effect. As 390,390 shares of Common Stock were issued to the Investors in the Financing and 7,226 shares of Common Stock were issued to the Investors as payment of interest on the Debentures, the issuance of an additional 1,389,493 shares of Common Stock to the Investors as part of such a conversion, exercise or payment would exceed the Nasdaq 20% share limitation. Pursuant to the Purchase Agreement, the Company agreed to seek stockholder approval of the possible issuance to the Investors or their transferees of shares in excess of the Nasdaq 20% share limitation.

         As of the Record Date for this Meeting, none of the Debentures had been converted into Common Stock, none of the Warrants issued to the Investors had been exercised, and no principal on the Debentures has been paid in Common Stock. The Company currently intends to pay the principal and interest due on the Debentures in Common Stock.

Board Recommendations; Reasons

         The Board of Directors believes that it is in the Company's best interest for the Investors to be able to convert their Debentures and exercise their Warrants and for the Company to be able to pay principal and interest on the Debentures in Common Stock for an aggregate amount of Common Stock that may exceed the Nasdaq 20% share limitation. Approval of this Proposal No. 2 by the shareholders would satisfy the shareholder approval requirements of Nasdaq Rule 4350(i)(1)(D).

         If shareholder approval is not obtained and the Nasdaq 20% share limitation was reached, the Company would be forced to pay principal and interest in cash. If the Company is forced to pay principal and interest in cash rather than Common Stock, the amount of cash available to fund its operations would be reduced. In addition, if shareholder approval is not obtained, the Investors would be prohibited from converting their Debentures if in doing so the Nasdaq 20% share limitation was exceeded, it is likely that the value of the Debentures would be reduced. Any reduction in the value of the Company's securities may make it more difficult to raise any additional financing in the future.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE
         POSSIBLE ISSUANCE OF MORE THAN 1,787,109 SHARES OF COMMON STOCK
                        IN CONNECTION WITH THE FINANCING.

                   PROPOSAL NO. 3 - RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected the firm of Eisner LLP as the Company's independent public accountants for the fiscal year ended September 30, 2004. Eisner LLP has served as the Company's independent public accountants since 2001.

         Representatives of Eisner LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Billed to the Company by Eisner LLP
During the Fiscal Years Ended September 30, 2003 and 2002

         Audit Fees:

         Fees billed to the Company by Eisner LLP during the Company's fiscal years ended September 30, 2003 and 2002 for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the periods ended December 31, 2002, March 31, 2003 and June 30, 2003, totaled $70,100 and $62,500, respectively.

         Tax Fees

         No fees were billed to the Company by Eisner LLP for any professional services for tax compliance, tax advice and tax planning during the fiscal years ended September 30, 2003 and 2002.

         All Other Fees:

         No other fees were billed to the Company by Eisner LLP during the fiscal year ended September 30, 2003. During the fiscal year ended September 30, 2002, the Company engaged Eisner LLP to provide professional services relating to the accounting, reporting and tax implications of the acquisition of Global Interactive Gaming Ltd. Fees billed to the Company by Eisner LLP for these services totaled $59,700.

         The Audit Committee's policy is to pre-approve all services (audit and non-audit) to be provided to the Company by the independent auditor. All services (audit and non-audit) provided to the Company during fiscal year ended September 30, 2003 were pre-approved. The Audit Committee believes that any non-audit services provided by Eisner to the Company did not impair the auditor's independence.

          THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF EISNER
            LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY
                 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

                                 OTHER BUSINESS

         Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying Proxy will vote such Proxy in their discretion.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of such stock with the SEC. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied with these requirements during the fiscal year ended September 30, 2003.

                                  ANNUAL REPORT

         The Annual Report of the Company on Form 10-KSB for the fiscal year ended September 30, 2003, including financial statements but excluding exhibits, is being furnished herewith to stockholders of record of the Company on the Record Date. The Annual Report does not constitute a part of the proxy soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

         Any stockholder desiring to present proposals to stockholders at the 2005 Annual Meeting of Stockholders of the Company and wishes to have such proposal set forth in management's proxy statement, such stockholder must transmit such proposal to the Company in writing and such proposal must be received by the Secretary of the Company at its offices no later than October 13, 2004. All such proposals should be in compliance with applicable SEC regulations. If a stockholder intends to submit a proposal at the Company's annual meeting in 2005, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder should give appropriate notice to the Company no later than December 20, 2004. If any such stockholder fails to comply with the foregoing notice provisions, the proxy holders will be allowed to use their discretionary authority to vote against the proposal when it is raised at the 2005 Annual Meeting.


                                              By Order of the Board of Directors




                                              Barry Mindes
                                              Chairman of the Board



A copy of the Company's Annual Report on Form 10-KSB for the year ended September 30, 2003, including financial statements and schedules thereto filed with the SEC, is available without charge to stockholders upon written request addressed to James McDade, Interactive Systems Worldwide Inc., 2 Andrews Drive, West Paterson, New Jersey 07424.

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    2 Andrews Drive, West Paterson, NJ 07424


          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 15 2004


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of INTERACTIVE SYSTEMS WORLDWIDE INC. held of record by the undersigned on February 9, 2004, at the Annual Meeting of Stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., on March 15, 2004 at 10:00 a.m., local time, or at any adjournments thereof.

(1)  Election of Directors

|_|  FOR all nominees listed below       |_|  WITHHOLD AUTHORITY to vote for all
     (except as indicated otherwise           nominees listed below
     below)

INSTRUCTION:      To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

NOMINEES:         Bernard Albanese, Bruce Feldman, Fredric Kupersmith,
                  Barry Mindes and Harold Rapaport

WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2)  To approve the possible issuance of shares of     FOR    AGAINST  ABSTAIN
     Company's Common Stock in connection with the     |_|      |_|      |_|
     Company's private placement on November 24, 2003 to certain institutional investors of shares of Common Stock, 7.5% Convertible
     Debentures and Common Stock Purchase Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement.

(3)  To ratify the selection of Eisner LLP as the      FOR    AGAINST  ABSTAIN
     Company's independent public accountants for      |_|      |_|      |_|
     the fiscal year ending September 30, 2004.

(4)  In their discretion, the Proxies are              FOR    AGAINST  ABSTAIN
     authorized to vote upon such other business       |_|      |_|      |_|
     as may properly come before the meeting or any adjournments thereof.

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                 Date:                                    , 2004
                                      ------------------------------------


                                 Stockholder:
                                             -----------------------------------



                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature if held jointly

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    2 Andrews Drive, West Paterson, NJ 07424


          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 15, 2004


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
         The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Series A Preferred Stock, $.001 par value, of INTERACTIVE SYSTEMS WORLDWIDE INC. held of record by the undersigned on February 9, 2004, at the Annual Meeting of Stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., on March 15, 2004 at 10:00 a.m., local time, or at any adjournments thereof.

(1)  Election of Directors

|_|  FOR all nominees listed below       |_|  WITHHOLD AUTHORITY to vote for all
     (except as indicated otherwise           nominees listed below
     below)

INSTRUCTION:      To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

NOMINEES:         Bernard Albanese, Bruce Feldman, Fredric Kupersmith,
                  Barry Mindes and Harold Rapaport

WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2)  To approve the possible issuance of shares of     FOR    AGAINST  ABSTAIN
     Company's Common Stock in connection with the     |_|      |_|      |_|
     Company's private placement on November 24, 2003 to certain institutional investors of shares of Common Stock, 7.5% Convertible
     Debentures and Common Stock Purchase Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement.

(3)  To ratify the selection of Eisner LLP as the      FOR    AGAINST  ABSTAIN
     Company's independent public accountants for      |_|      |_|      |_|
     the fiscal year ending September 30, 2004.

(4)  In their discretion, the Proxies are              FOR    AGAINST  ABSTAIN
     authorized to vote upon such other business       |_|      |_|      |_|
     as may properly come before the meeting or any adjournments thereof.

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                 Date:                                    , 2004
                                      ------------------------------------


                                 Stockholder:
                                             -----------------------------------



                                 -----------------------------------------------
                                 Signature


                                 -----------------------------------------------
                                 Signature if held jointly


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